SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):      APRIL 29, 2002



                  SINGLE SOURCE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



          NEW YORK                  000-33229             16-1576984
      (State or other              (Commission         (I.R.S. Employer
jurisdiction of incorporation)     File Number)       Identification No.)


                   121 NORTH SAN VICENTE BOULEVARD
                      BEVERLY HILLS, CALIFORNIA           90211
              (Address of principal executive offices)  (zip code)


                                 (888) 262-1600
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     On November 29, 2001, Single Source Financial Services Corporation ("SSFS" or the "Company") signed a binding letter of intent (the "LOI") with MBBRAMAR, INC., a California corporation ("MBB") which included an irrevocable option (the "Option") to acquire from MBB all of MBB's shares of common stock of CardReady International, Inc., a California corporation ("CardReady"), owned at the time of exercise of the Option (the "CardReady Shares"). Currently, MBB owns over 96% of the outstanding common stock of CardReady.

     On April 29, 2002, SSFS, MBB, and CardReady entered into a First Restated Letter of Intent (the "Restated LOI") which modified the terms and conditions of the original LOI.

     Under the terms of the Restated LOI, the Company may, at any time during the 18 months following the date of execution (the "Option Period"), and upon thirty (30) days written notice (unless extended because of the requirements of the Securities and Exchange Commission or the corporate laws of the State of New York, including the need to obtain shareholder approval), acquire all of the CardReady Shares from MBB. The purchase price to be paid by the Company for the CardReady Shares will be four million (4,000,000) shares of common stock of SSFS (the "SSFS Shares"). As additional consideration for the grant of the Option, SSFS agreed to loan to CardReady the sum of $500,000, payable in traunches as agreed between the parties, bearing no interest and repayable in a balloon payment at the end of three (3) years from the date of the Restated LOI.

     The Restated LOI contains certain unwinding provisions. For a period of three (3) years from the closing of the acquisition, if the closing bid price of SSFS common stock as quoted on its primary exchange is less than $1.00 per share for thirty (30) consecutive trading days, or if SSFS common stock is not listed for trading on any public exchange for a period of thirty (30) consecutive trading days, or if the trading volume of SSFS common stock on its primary exchange is less than 250,000 shares per month for three (3) consecutive full-calendar months, then MBB shall have the right, but not the obligation, to purchase the CardReady Shares back from SSFS for consideration equal to the SSFS Shares (as adjusted for any stock splits or recapitalizations). Additionally, for a period of three (3) years from the closing of the acquisition, if CardReady fails for a period of thirty (30) consecutive business days to maintain a relationship with a back-end processor and a bank, then SSFS shall have the right, but not the obligation, to "put" the CardReady Shares back to MBB for consideration equal to the SSFS Shares (as adjusted for any stock splits or recapitalizations).

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     MBB  is owned and controlled by Brandon Becker, who is a former director of
SSFS, and Martin Becker and Sid Rosenblatt, each of which is the spouse of a director of SSFS.

     Also on April 29, 2002, SSFS exercised its rights under the Option to purchase all of MBB's interest in CardReady in exchange for the issuance of the SSFS Shares. The transaction is anticipated to close within one hundred twenty
(120)  days.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     10.1 Restated Letter of Intent dated April 29, 2002 by and between Single Source Financial Services Corporation, MBBRAMAR, INC., and CardReady International, Inc.

     10.2  Notice  of  Exercise  of  Option  dated  April  29,  2002.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May  7, 2002               Single Source Financial Services Corporation,
                                   a New  York  corporation,  by  its  President

                                   /s/ Arnold F. Sock
                                   ________________________________
                                   Arnold  F.  Sock,  President

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